UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2003
                                                  ---------------

                          Commission File Number 0-5411

                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                           #23-2413500
-------------------------------                         ----------------------
(State or other jurisdiction of                        (I.R.S.  Employer
 incorporation or organization)                         Identification Number)

101 North Pointe Boulevard, Lancaster, Pennsylvania                    17601
---------------------------------------------------                  --------
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's Telephone Number, including Area Code: (717) 735-8117
                                                           --------------

         --------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report.)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.1 Earnings Release dated October 7, 2003, announcing the Registrant's financial results for the fourth quarter and fiscal year ended August 3, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On October 7, 2003, Herley Industries, Inc. issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended August 3, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HERLEY INDUSTRIES, INC
                             ----------------------
                                   Registrant

                      By: /s/ Anello C. Garefino
                          -------------------------------
                            Anello C. Garefino
                            Vice President Finance/CFO
                            (Principal Financial Officer)

DATE: October 10, 2003